SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549


                             FORM 8-K/A Amendment 2

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                February 28, 1997



                                XIOX CORPORATION

             (Exact name of registrant as specified in its charter)

         577 Airport Boulevard, Suite 700, Burlingame, California  94010
               (Address of principal executive offices)          (Zip Code)





       Registrant's telephone number, including area code: (415) 375-8188

Delaware                               0-15797                  95-3824750
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
    of incorporation)                                      Identification Number




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ITEM 7.   Financial Statements and Exhibits.

         This is Form 8-K/A, Amendment #2 to Form 8-K filed on October 27, 1995. Attached is exhibit 5.2.i Customer Agreement relating to the Company's Sale of certain assets of Seller's Gemini Telemanagement Systems ("GTS") and RBC Systems ("RBC") on October 14,1995.





                                   Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                                     XIOX CORPORATION


February 28, 1997                              By
                                                   ----------------------------
                                                        Melanie D. Reid
                                                   Vice-President, Finance and
                                                     Chief Financial Officer



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